EXHIBIT 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report on Form 10-QSB (the "Report") of All American Pet Company, Inc. (the "Company") for the period ended March 31, 2007, the undersigned Barry Schwartz, the President; Chief Executive Officer; Director, Principal Accounting Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned's knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 17, 2007

                              /s/ Barry Schwartz
                              ------------------------------------------
                              Barry Schwartz, President; Chief Executive
                              Officer; Director, Principal Accounting
                              Officer and Chief Financial Officer